Exhibit 99.1

News Release

Contact:	David Pendery
800-982-9293 • 303-708-5959

Archstone-Smith Announces Tentative Settlement
Of Class Action Suits Relating To Merger

Denver—August 17, 2007 — Archstone-Smith Trust (NYSE: ASN) today announced that it has agreed in principle with various shareholder plaintiffs to settle all of the previously disclosed separate shareholder class action lawsuits that challenged the proposed merger with an entity jointly controlled by affiliates of Tishman Speyer Real Estate Venture VII, L.P. and Lehman Brothers Holdings Inc.

Under the terms of the proposed settlement, all claims relating to the merger agreement and the proposed merger will be dismissed on behalf of the settlement class. The settlement is subject to court approval. In connection with the settlement, the parties contemplate that plaintiffs’ counsel will petition the court for an award of attorneys’ fees and expenses to be paid by Archstone-Smith, up to an agreed-upon limit.  No amounts would be payable under the proposed settlement unless the mergers are completed.

In addition, pursuant to the proposed settlement, Archstone-Smith has agreed to make certain additional disclosures to its definitive proxy statement dated July 12, 2007.  Additional information regarding the proposed settlement and the additional disclosures made to the proxy statement are further described in a supplement to the proxy statement. A copy of the proxy supplement may be found in the Investors section of Archstone-Smith’s website, www.archstonesmith.com/investors, and will be available on the Securities and Exchange Commission website on Monday, August 20, 2007.

A special meeting of Archstone-Smith’s common shareholders has been scheduled for Tuesday, August 21, 2007 at 12:00 noon, local time, at The Hyatt Regency Denver Tech Center, Business Plan Lounge, 7800 East Tufts Avenue, Denver, Colorado, for the purpose of voting on the proposed Archstone-Smith merger and the other transactions contemplated by the merger agreement.  Neither Archstone-Smith nor any of its affiliates can give any assurance that the merger will be approved by its common shareholders or that any of the other conditions to the closing of the mergers will be met.

Archstone-Smith (NYSE: ASN), an S&P 500 company, is a recognized leader in apartment investment and operations. The company’s portfolio is concentrated in many of the most desirable neighborhoods in the Washington, D.C. metropolitan area, Southern California, the San Francisco Bay Area, the New York metropolitan area, Seattle and Boston. The company continually upgrades the quality of its portfolio through the selective sale of assets, using proceeds to fund investments in assets with even better growth prospects. Through its two brands, Archstone and Charles E. Smith, Archstone-Smith strives to provide great apartments and great service to its customers — backed by unconditional service guarantees. As of June 30, 2007, the company owned or had an ownership position in 348 communities, representing 87,631 units, including units under construction.

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are based on current expectations, estimates and projections about the industry, markets in which Archstone-Smith operates, management’s beliefs, assumptions made by management and the transactions described in this press release. While Archstone-Smith management believes the assumptions underlying its forward-looking statements and information are reasonable, such information is necessarily subject to uncertainties and may involve certain risks, many of which are difficult to predict and are beyond management’s control. These risks include, but are not limited to, (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the outcome of pending legal proceedings instituted against Archstone-Smith, its trustees and certain members of management; (3) the inability to complete the merger due to the failure to obtain shareholder approval or the failure to satisfy other conditions to completion of the merger, including compliance with European anti-trust regulations; (4) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; (5) the ability to recognize the benefits of the merger; (6) the amount of the costs, fees, expenses and charges related to the merger and the actual terms of certain financings that will be obtained for the merger; and (7) the impact of the substantial indebtedness incurred to finance the consummation of the merger; and other risks that are set forth under “Risk Factors” in Archstone-Smith’s 2006 Annual Report on Form 10-K and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2007 and June 30, 2007. All forward-looking statements speak only as of the date of this press release or, in the case of any document incorporated by reference, the date of that document. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are qualified by the cautionary statements in this section. We undertake no obligation to update or publicly release any revisions to forward-looking statements to reflect events, circumstances or changes in expectations after the date of this press release.

Additional Information About the Transaction and Where to Find It

This press release is being made in respect of the proposed merger transaction involving Archstone-Smith. On July 13, 2007, Archstone-Smith filed a definitive proxy statement on Schedule 14A with the Securities and Exchange Commission (“SEC”) in connection with the proposed merger.  The proxy statement was mailed on or about July 14, 2007 to Archstone-Smith shareholders of record as of the close of business on July 12, 2007.  On August 17, 2007, Archstone-Smith supplemented the proxy statement with the proxy supplement referred to above, which is available in the Investors section of Archstone-Smith’s website, www.archstonesmith.com/investors and will be available on the Securities and Exchange Commission website on Monday, August 20, 2007.  Archstone-Smith urges investors and shareholders to read the proxy statement, the proxy supplement, and any other relevant documents filed by Archstone-Smith with the SEC because they will contain important information.

The definitive proxy statement, proxy supplement and other documents filed with the SEC are available free of charge at the website maintained by the SEC at www.sec.gov. In addition, documents filed with the SEC by Archstone-Smith are available free of charge on the investor relations portion of Archstone-Smith’s website at www.archstonesmith.com, or by contacting Investor Relations, Archstone-Smith Trust, 9200 E. Panorama Circle, Suite 400, Englewood, Colorado 80112 (telephone: 1-800-982-9293).

Archstone-Smith and certain of its trustees and executive officers may be deemed to be participants in the solicitation of proxies from its shareholders in connection with the transaction. The names of Archstone-Smith’s trustees and executive officers and a description of their interests in Archstone-Smith is set forth in the definitive proxy statement for its annual meeting of shareholders, which was filed with the SEC on April 11, 2007. Investors and shareholders can obtain updated information regarding the direct and indirect interests of Archstone-Smith’s trustees and executive officers in the Archstone-Smith merger by reading the definitive proxy statement related to the merger transaction.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.